Exhibit 10.17(b)

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) may be competitively harmful if publicly disclosed.

November 20, 2025

Mr. Eliot Green

VP, Business Development

ModernaTX, Inc.

325 Binney Street

Cambridge, Massachusetts 02142 USA

Via email to: [***]

RE: Amendment to Collaboration and License Agreement

Dear Mr. Green:

I am writing with respect to the Collaboration and License Agreement between CytomX Therapeutics, Inc. (“CytomX”) and ModernaTX, Inc. (“Moderna”), dated as of December 30, 2022 (“Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Specifically, Moderna and CytomX have agreed to modify certain terms and conditions of the Agreement with respect to certain [***], as follows:

1.
The following shall be added as a new Section 8.2.3(c):

“(c) The “[***]” shall mean the [***], and all divisionals, continuations (in whole or in part), or requests for continued examination of any of such patents and patent applications, all patents and patent applications that claim priority thereto, and any and all patents or certificates of invention issuing thereon, and any and all reissues, reviews, reexaminations, extensions, renewals, substitutions, confirmations, registrations, revalidations, revisions, and additions of or to any of the foregoing. Notwithstanding anything to the contrary in Section 8.2.3(a) or (b), [***]; provided that each [***]. The Parties shall [***]. Each Party will [***] before filing. [***]. For clarity, in the event of disagreement between the Parties with respect to such activities, [***].

Except as specifically modified hereby, the Agreement shall continue in full force and effect, as provided therein.

Please sign and return to me a copy of this letter to indicate your acknowledgement and agreement with respect to the matters described herein.

Very truly yours,

CytomX Therapeutics, Inc.

By: /s/ Sean McCarthy

Sean McCarthy, Chief Executive Officer

Acknowledged and agreed:

ModernaTX, Inc.

By: /s/ Eliot Green

Eliot Green, VP, Business Development